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                                                                    Exhibit 10.8

                         PHARMACEUTICAL RESOURCES, INC.

                                   Guarantee
                                   ---------


          The undersigned, being directly or indirectly, the beneficial owner of PRI-Research, Inc., a Delaware corporation ("PRI-Research"), in order to induce C.T.P. Research and Development (1995) Ltd., an Israeli private company limited by shares ("C.T.P."), to enter into that certain Limited Partnership Agreement (the "Agreement") of Clal Pharmaceutical Resources L.P. (the "Partnership"), dated May 1, 1995, among Clal Pharmaceutical Resources (1995) Ltd. (the "General Partner"), C.T.P. and PRI-Research, does hereby unconditionally guarantee the full and timely performance of PRI-Research's obligations to the Partnership, the General Partner and C.T.P. under the Agreement, if, and only to the extent to which, PRI-Research shall be required to perform such obligations. In connection herewith, the undersigned shall be entitled to avail itself of and to assert any rights, claims or defenses otherwise available to PRI-Research with respect to such obligations. This Guarantee is being delivered by the undersigned to the Partnership, the General Partner and C.T.P. in connection with the execution and delivery of the Agreement.

          The undersigned hereby represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The undersigned hereby further represents and warrants that it has all necessary corporate power and authority to execute, deliver and perform this Guarantee, that the execution, delivery and performance by the undersigned of this Guarantee has been duly authorized by all necessary corporate or other action by or on behalf of the undersigned and that this Guarantee constitutes a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

          This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to the choice-of-law provisions thereof.


Dated:  May 1, 1995

                              PHARMACEUTICAL RESOURCES, INC.


                              By: /s/ Kenneth I. Sawyer
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